Exhibit 10.5

                         REVOLVING EQUITY LINE OF CREDIT
                       PROMISSORY NOTE AND LOAN AGREEMENT

                                                          Loan Number 0425985800

April 08, 1998                                              Petaluma, California

1.       PROMISE TO PAY.

         FOR VALUE RECEIVED, the undersigned ("Borrower", whether one or more) jointly and severally Promises to pay to the order of Pacific Coast Farm Credit Services, ACA ("Lender") a corporation organized and existing under the laws of the United States of America, at its principal office at Windsor, California or at such other place as may be designated in writing by Lender, the principal sum of Eight Hundred Thirty Five Thousand and no/100 dollars ($ 835,000.00) , including capital stock or participation certificates ("Maximum Loan Amount"), or so much of that sum as may be advanced or re-advanced by Lender under this Revolving Equity Line of Credit Promissory Note and Loan Agreement ("Note"), with interest on the unpaid principal balance.

2.       REVOLVING LINE OF CREDIT.

A. Lender shall make available to Borrower a revolving line of credit in a principal amount not to exceed at any one time the Maximum Loan Amount. Subject to the terms and conditions of this Note, as amounts borrowed hereunder are repaid during the Draw Period as defined below, they may be reborrowed. Borrower shall purchase capital stock or participation certificates in the amount required by Lender's bylaws, which are subject to change.

B. Until December 01, 1999 ("Draw Period"), Borrower may draw amounts hereunder, subject to the terms and conditions of this Note. The Draw Period may be terminated by Borrower at any time by written notice to Lender. Subject to the terms and conditions of this Note, and provided Borrower is not in default under paragraph 6 of this Note, Lender shall make advances to Borrower upon request. If such an event of default occurs, one of Lender's remedies includes Lender's right to terminate Borrower's right to make draws. Such termination may be with or without notice to Borrower.

C. Draws must be in increments of not less than One Thousand and no/100 dollars ($1,000.00), or the remaining amount available under the Note, whichever is less. All draws requested hereunder by Borrower shall be drawn in accordance with procedures established by Lender.

3.       REPAYMENT.

A.       Principal And Interest Shall Be Payable To Lender As Follows:

         (x)  1.    During the Draw Period:

              (x) Interest Only: During the Draw Period, Borrower shall pay on June 01, 1998 and every three months thereafter, all interest then accrued during the billing period based on the daily principal balance.

                    ( )      [Loan   Matures   at  End  of  Draw   Period:]   on
                             ______________ ("Maturity Date") Borrower shall pay the entire unpaid principal sum together with all interest accrued thereon.

              ( ) Principal Reduction and Interest: Beginning on _____________ and on that date each year thereafter during the Draw Period, the Maximum Loan Amount shall each be reduced by
                    --------------------  --------------------------------------
                    dollars ($_________) ["Adjustment Amount"]. If, after reducing the Maximum Loan Amount, the outstanding principal balance


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                    exceeds the reduced Maximum Loan Amount,  Borrower shall pay the difference within thirty days of written request by Lender. Borrower shall also pay on ___________ and every ____________ thereafter, all interest then accrued during the billing period based on the daily principal balance.

                    ( ) [Loan Matures at End of Draw Period:] On _________ ("Maturity Date") Borrower shall pay the entire unpaid principal sum together with all interest accrued thereon.

         (x)      2.       During the Amortized Balance Period:

                  a. Provided the Borrower is not then in default and there is no event which with the passage of time would become an event of default under the terms of this Note, then on the first day after the end of the Draw Period, the outstanding principal balance then due ("Amortized Balance") shall be fully amortized in accordance with the terms hereof over the remaining term of the Note ("Amortized Balance Period").
                           Provided Borrower is current on all scheduled payments due under the Draw Period, any interest accrued and unpaid since the last scheduled payment under the Draw Period shall be added to the first installment due under the Amortized Balance Period.

                  b. Borrower shall make equally amortized payments of principal and interest based on the Amortized Balance beginning on March 01, 2000 and every three months until December 01, 2024 ("Maturity Date") at which time the entire remaining principal balance, together with all accrued interest and all other obligations evidenced by this Note shall be fully due and payable.

         (  )     3.       Repayment Per Attached Schedule:

                           a. Borrower shall make interest and principal payments during the Draw Period, and the Amortized Balance Period if applicable, per the attached Repayment Schedule.

B.       Repayment Upon Early Termination.

                  1. If Borrower terminates the Draw Period, the obligation evidenced by this Note shall be equally amortized over the remaining term of the Note based on the repayment frequency for principal payments specified in Paragraphs 3(A)(2)(b), or if none, then based on the interest only payment frequency specified in Paragraph 3(A)(1).

                  2. If Lender elects not to accelerate the loan in conjunction with the termination of the Draw Period in the event of a default, then if the loan originally provided for an Amortized Balance Period under Paragraph 3(A)(2), the outstanding obligation shall be immediately equally amortized over the remaining  term of the Note  based  on the  repayment
                           frequency for payments specified in Paragraph 3(A)(2). If the loan originally provided for the loan to mature at the end of the Draw Period, interest only payments shall continue until the Maturity Date specified in Paragraph 3(A).

                  3. The terms of Paragraph 3(C)(1) shall also apply to any early amortization of the Note.

C. Additional Terms of Repayment. Borrower shall also be subject to the following terms for repayment:

                  1. The amount of the installments shall be increased or decreased to reflect any increase or decrease in the interest rate described in Paragraph 4 below. Any payment received by Lender after Lender has closed its books for the day will be applied on the subsequent business day.

                  2. Provided Borrower is not in default under this Note, Borrower has the right to make payments in advance of the scheduled payment dates. Such an advance payment is referred to as "prepayment". If Borrower, in making a prepayment, intends the prepayment to be applied to reduce the principal balance of the Note, Borrower must so inform Lender in writing accompanying the prepayment. Absent such a writing, or unless agreed to in writing otherwise, Lender may apply all payments, including regular installments, received from or on behalf of Borrower and all proceeds of real or personal property collateral to principal, interest or any part of the indebtedness as defined in the deed of trust, mortgage or security agreement as Lender, in its sole discretion, may choose. Borrower may make a full prepayment or partial prepayment without paying a prepayment fee. If Borrower makes a partial prepayment, there will be no delays in the due dates of Borrower's installment payments unless Lender agrees in writing to those delays. Unless Borrower and Lender agree otherwise, Lender at its sole discretion may reamortize the Note on the basis of the new principal balance; otherwise, the making of a prepayment will operate only to discharge the Note at an earlier date.


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4.       INTEREST.

A. Initial Interest Rate. The rate of interest applicable to the Note is a variable interest rate and shall change in accordance with Paragraphs 4(B) through (D) below. Interest shall accrue at the variable interest rate as established by Lender for the interest rate group to which this
         Note is assigned. The initial interest rate that will be charged commencing on the date Lender disburses principal is 7.60% per annum. Interest will be charged on that part of outstanding principal which has not been paid and shall be calculated on the basis of a 360-day year and a 30-day month. During the Draw Period interest shall be calculated daily on this basis. Interest charged hereunder, including any accelerated interest rate described in Section 6 below, shall not be limited by the laws of any state relating to a legal rate or other rate of interest, but shall be governed solely by applicable federal laws.

B. Change in Interest Rate and Interest Rate Group. The interest rate applicable to this Note may be adjusted automatically as of the first day of any month to the rate then made applicable to the Note's assigned interest rate group under the provisions of Lender's variable interest rate plan in effect at that time. In adjusting the rate, Lender considers certain standard factors set forth in the plan, including but not limited to, changes in its costs of funds, operating expenses, earnings requirements to meet certain capital objectives, credit risk factors, and the competitive environment, which factors may change during the term of the loan. Upon any adjustment to the rate of interest, the installments of principal and/or interest due hereunder shall be increased or decreased so that the indebtedness will be repaid within the original loan term. Borrower understands and agrees that (1) the interest rate group to which this Note is assigned may be changed at any time to any other interest rate group based on Lender's evaluation of the change in Borrower's credit quality, quality of collateral, costs of servicing the loan, and other factors which are set forth in Lender's interest rate plan in effect at that time; and
         (2) the interest rate group shall be automatically adjusted to the highest interest rate group if a default or event of default shall occur under this Note or under any other note or agreement between Borrower and Lender.

C. Notice. If Lender changes Borrower's interest rate, Lender will give Borrower notice of the change in rate as required by the then applicable law.

D. Conversion Option. Provided Borrower is not in default, Borrower shall have the option to convert at the end of the Draw Period from the variable interest rate to any other interest rate program Lender may offer for loans in amount and terms similar to Borrower's. Such conversion is subject to approval by Lender and payment of all applicable fees, charges and accrued interest.

5.       LATE CHARGES FOR OVERDUE PAYMENTS.

If Lender has not received the full amount of any installment by the end of the fifteenth calendar day after the date it is due, a late charge shall be imposed. The amount of the charge will be 5.00 percent of the overdue installment with a minimum charge of $25.00. Borrower will pay this late charge promptly but only once for each overdue installment.

6.       DEFAULT.

Borrower  is in  default  of this Note under the  following  circumstances:  (a)
Borrower fails to pay principal or interest as set forth in this Note; (b) Borrower breaches any term, condition or representation in this Note or in any document in connection with this Note or in connection with any other loan of this Lender, or any other lender; (c) If any of Borrower's representations to this, or any other lender in connection with any loan prove to be materially false or misleading; (d) Lender determines that Borrower is unable to repay the sums owed Lender under this Note as agreed or Lender in good faith otherwise deems itself insecure; (e) If, in Lender's reasonable determination, there shall occur any material adverse change in the financial condition of Borrower or in the value of the collateral; (f) Borrower's death, dissolution, incapacity or termination of existence; (g) Borrower's insolvency, business failure, application for or consent to appointment of a receiver/custodian or trustee for itself or any of its assets, assignment to an agent authorized to liquidate any substantial amount of assets, assignment for the benefit of creditors by, or commencement of any proceeding under any bankruptcy or insolvency law by or against Borrower, or any guarantor, endorser, or surety for Borrower; (h) Any judgment, writ, levy, lien, attachment, notice of tax lien, tax lien, or similar process shall be entered or filed against Borrower or any guarantor or any of Borrower's or any of guarantor's properties and is not vacated, bonded or stayed to the satisfaction of Lender; (i) An event of default shall occur under any guaranty given to Lender as security for this Note, or any guarantor shall purport to terminate, repudiate or contest any such guaranty; any guarantor who is a natural person shall die; or any guarantor that is not a natural person shall be dissolved or terminated; (j) Borrower sells, leases, conveys, alienates, or transfers, or enters into any agreement for the sale, lease, conveyance, alienation, transfer or nonuse of any water or water right, or similar term such as Water Asset, as may be defined in any deed of trust, mortgage, security agreement or other agreement relating to the pledge of water or water rights.



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A.       Remedies.  If an event of default  shall  occur,  Lender shall have all rights, powers and remedies available under this Note or any other loan document, or agreement, or accorded by law or at equity, including the right to suspend or terminate the right of Borrower to make draws hereunder, to foreclose on any and all collateral and to exercise any or all of the rights of a mortgagee, trust deed beneficiary, or secured party pursuant to applicable law. All rights, powers, and remedies of Lender may be exercised at any time by Lender and from time to time after the occurrence of an event of default. All rights, powers, and remedies of Lender in connection with this Note and any loan document are cumulative and not exclusive and shall be in addition to any other rights, powers, or remedies provided by law or equity. Lender may enforce any security interest or lien given or provided for under this Note or any other document in such manner and in such order, as to all or any part of the collateral as Lender, in its sole judgment, deems to be necessary or appropriate, and Borrower, to the extent Borrower can, waives any and all rights, obligations, or defenses now or hereafter established by law relating to the foregoing. The mortgage, deed of trust or security agreement provides that advances made by Lender shall become a part of the principal evidenced by this Note, and also states additional conditions under which the entire Note may be accelerated and become immediately due and payable and will be subject to interest and acceleration interest.

B. Acceleration and Interest Upon Acceleration. On Borrower's default, and at Lender's option, all unpaid principal, including amounts advanced for taxes, insurance, and other expenses provided herein, accrued unpaid interest and amounts charged in Section 5, shall become immediately due and payable without presentment, demand, notice of non-payment, or protest. Interest on said accelerated amount shall be 4.00% per annum above the interest rate in effect at the time as stated in Section 4(A)-(D) above.

C. Waiver. Any delay, failure or discontinuance of Lender in exercising any right or remedy shall not waive that right or remedy or any other right or remedy. Any explicit waiver of default by Lender must be in writing and signed by Lender. No waiver of default by Lender shall operate as a waiver of any other default or of the same default on a future occasion.

7.       USE OF FUNDS.

Borrower represents and warrants that any funds drawn hereunder will be used primarily for business or agricultural purposes and not for personal, family, or household purposes. Borrower understands and acknowledges that Lender has relied on this representation in establishing this revolving line of credit in favor of Borrower and will rely on this representation in making any advance under this Note.

8.       APPOINTMENT OF AGENT.

Borrower hereby appoints Callie Konno or Justin Faggioli ("Agent") to draw loan funds under this Note during the Draw Period. Lender, at its sole option, may require that all requests for loan funds be in writing, signed by Agent, in a form acceptable to Lender. If oral requests for loan funds are permitted, Lender's records shall be conclusive evidence of such requests for loan funds. Facsimile documents may be accepted by Lender as originals. Any draw by Agent constitutes an ongoing representation and warranty by Borrower that there is not at the time of request or payment of any draw, any event of default pending under the Note or any deed of trust or mortgage securing the Note, and that title to any such security has not been transferred.

Draws shall be paid according to Agent's instructions, except that checks representing loan funds shall always be made payable to at least one Borrower and wire transfers shall only be permitted if Borrower has authorized the account into which the funds are to be deposited. The appointment of the above-named Agent pursuant to this paragraph shall remain in full force and effect until written notice of revocation of appointment signed by any one of the undersigned has been received by Lender. Upon receipt of such written revocation, until a new agent is appointed in writing by Borrower, draw requests submitted with less than all the Borrowers' signatures shall be made payable to all Borrowers.

Borrower shall indemnify and hold Lender harmless from loss or liability of any kind arising from or related to any action or inaction taken by Lender in good faith in reliance on this appointment or any instructions from the Agent or Borrower pursuant to this provision.


                               STANDARD CONDITIONS

While this Note is in effect Borrower will: (1) at Lender's request, furnish information to Lender relating to Borrower's business and financial affairs and permit Lender to examine Borrower's books and records; (2) maintain all other loans with Lender in a current status; (3) allow Lender to inspect and appraise Lender's collateral; (4) promptly notify Lender of any potential material adverse change in financial condition or notify Lender in writing of any possible default under this Note or any other loan agreement with Lender or with any other lender or of any event which would become an event of default upon the lapse of time or the giving of notice or both; (5) execute all other documents as Lender may lawfully require in connection with this Note; and (6) comply with all terms and conditions of all other documents executed in connection with this Note.



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TRANSFER BY LENDER. Lender may sell, transfer or assign this Note or any portion thereof, and deliver to the transferee(s) ("Noteholder") all or any portion of the property then held by it as security hereunder, and the Noteholder shall thereupon become vested with all the power and rights herein given to Lender with respect thereto and at such time the term "Lender" as herein used shall be deemed to mean and include the "Noteholder"; and Lender shall thereafter be
forever   relieved  and  fully   discharged   from  any  and  all  liability  or
responsibility to Borrower, but Lender shall retain all rights and powers hereby given with respect to property not so transferred, sold or assigned.

FINANCIAL REPORTS. Borrower shall furnish Lender as soon as possible, but in no event later than 120 days after each fiscal year, financial reports for each of the undersigned, including a balance sheet and a profit and loss statement.

FEES AND CHARGES OF ATTORNEYS AND OTHERS. In the event that Lender employs attorneys, accountants, appraisers, consultants, or other professional assistance, including the services of any such person who is a direct employee of Lender, in connection with any of the following, then, the reasonable amount of costs, expenses and fees incurred by Lender shall be payable on demand. Lender may, at its option, add the amount of such costs, expenses and reasonable fees to the principal amount of the loan and an appropriate amount of capital stock or participation certificates as required by Lender's bylaws and Farm Credit Administration ("FCA") regulations. Lender thereafter may charge interest on such amount at the interest rate then applicable to the principal.

Costs, expenses and reasonable fees of professionals covered by this provision include such charges for the following:

(A) The preparation, modification, or renewal of this Note, or any security agreement, deed of trust, or mortgage ("Security Instrument"), or any other documentation incident to the loan transaction;

(B) Advising Lender subsequent to the initial disbursement of loan proceeds concerning its legal rights and obligations with regard to the Note or security given for the Note, including advising Lender with regard to Borrower's exercise of any rights under the provisions of the Farm Credit Act, as amended, FCA regulations, any policy or program of Lender, or any state or federal law or regulation and bankruptcy laws and rules;

(C) Any litigation, dispute, proceeding or action, whether instituted by Lender, Borrower, or any other person, relating to the Note, security given for the Note, or Borrower's affairs, including representation of Lender in any bankruptcy, insolvency, or reorganization case or proceeding instituted by or against Borrower, and any attempt by Lender to enforce any rights against Borrower;

(D) In the event of any controversy, claim or dispute relating to the Note, security given for the Note, any Security Instrument or other agreements between Borrower and Lender, including but not limited to any action to construe or enforce the terms of the loan obligations and security agreements, the prevailing party shall be entitled to recover its reasonable costs, expenses, and reasonable attorney fees;

(E) In the event of bankruptcy or insolvency proceedings (whether state or federal) instituted by or against Borrower or third parties with whom Borrower has entered contractual relationships, the Lender may recover all costs, expenses and reasonable attorney fees incurred to protect or defend Lender's right under the Note, any Security Instrument and other documents underlying the loan transactions whether such costs, expenses, and attorney fees be contractual or bankruptcy related, including costs, expenses, and attorney fees for meetings, sessions, matters, proceedings and litigation involving issues solely distinct to federal bankruptcy law, rules and proceedings as well as other federal and state litigation and proceedings;

(F) The inspection, verification, protection, collection, processing, sale, liquidation, or disposition of security given for the Note;

(G) The cost of any appraisal or collateral evaluation of all or any part of the real property security, which Lender may from time to time obtain as part of Lender's reasonable administration of the Note;

(H) Any of the type of expenses referred to in (A) through (G) above incurred by Lender in connection with any guaranty of the Note.


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TRANSACTION  SUMMARY.  All disbursements and repayments of indebtedness shall be posted on Lender's accounting records. Periodically, Lender shall send Borrower a transaction summary or a similar loan accounting. If Borrower fails to object to the accounting in writing within 30 days of its mailing by Lender, Borrower shall have waived any right to object to the accuracy of the accounting and the accounting may be admitted into evidence by Lender for the purpose of establishing the balance due Lender in any legal proceeding arising between the parties.

NOTICES. Borrower shall promptly give written notice to Lender of: (a) any enforcement action brought against Borrower by any governmental regulatory body or law enforcement authority or any dispute between Borrower and any such authority or body; (b) any pending or threatened litigation or court proceeding brought against Borrower; (c) the death or disability of any Borrower or guarantor; (d) any material adverse change in Borrower's financial condition; and (e) the occurrence of any event of default or any event that with a lapse of time or the giving of notice or both would become an event of default.

LOAN CHARGES. If a law, which applies to this Note and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this Note exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected which exceeded permitted limits will be refunded to Borrower, without interest thereon. Lender may choose to make this refund by reducing the principal Borrower owes under this Note or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial prepayment.

DISCLOSURE AND INQUIRIES. By signing this Note, Borrower agrees that Lender may disclose financial information to other Farm Credit System institutions. Borrower further authorizes Lender from time to time, to make such inquiries and gather such information as Lender deems necessary and reasonable to administer the Note. Lender is also authorized from time to time to make credit inquiries, verify credit, verify employment, and obtain credit agency reports regarding Borrower or any spouse of Borrower.

BORROWER'S GUARANTEES. By signing this Note, Borrower warrants that Borrower has legal authority to enter into this transaction, that the terms and conditions of this contract do not contravene the terms and conditions of any other contract(s) of Borrower, that Borrower's representations in connection with this loan are true and accurate, and that Borrower is not involved in, or has any expectations of involvement in, any legal action that might impair Borrower's financial condition or ability to continue business.

SEVERABILITY. In the event that one or more of the provisions of this Note or any other loan documents should be deemed or held to be invalid, illegal, unenforceable or against public policy in any respect, the validity, legality, and enforceability of the remaining provisions shall not in anyway be affected or impaired.

CAPTIONS. Captions used in this Note are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope or intent of any term or provision.

APPLICABLE LAW. Enforcement of this Note, any Security Instrument, and any other document executed in connection herewith shall be governed by and construed in accordance with federal laws to the extent applicable, and shall otherwise be governed by the laws of the state specified on page one of this Note, immediately above Section 1.

INTEGRATION CLAUSE; AMENDMENTS MUST BE IN WRITING. This Note, any Security Instrument and modifications thereof, executed by Lender and Borrower in connection herewith, or as required by this Note, constitute the entire agreement between Borrower and Lender and supersedes all prior negotiations, communications, discussions, oral agreements, and promises concerning this loan. The Note shall not include any loan application or any written correspondence submitted by Borrower to Lender that has not been agreed to by Lender in writing. To the extent that any of the terms or provisions contained in this Note are inconsistent with those contained in any previous loan agreement or security agreement or any other agreements executed prior to this Note, the terms and provisions contained herein shall control. Otherwise, such provisions shall be considered cumulative. This Note may be amended or modified only by a written instrument executed by each party hereto.

HAZARDOUS SUBSTANCE INDEMNITY. Borrower indemnifies and agrees to hold Lender harmless from any losses or damages suffered by Lender that arise from the release, threatened release, discharge, manufacture, use, storage, transportation or presence of any hazardous substance in connection with the business of Borrower or on any real property owned or occupied by Borrower, whether pledged as security for this Note or not. The indemnity covers the officers, directors, agents, and attorneys of Lender and extends to attorneys fees and other costs and expenses incurred by Lender in connection with the foregoing. The term "hazardous substance" shall mean any material or substance which is now or hereafter considered "hazardous" or "toxic" or subject to any other deleterious classification under any federal, state, or local law. NOTWITHSTANDING ANY OTHER PROVISION OF THIS NOTE OR THE LOAN DOCUMENTS, THIS INDEMNITY SHALL SURVIVE REPAYMENT OF THE INDEBTEDNESS.

OBLIGATIONS OF PERSONS UNDER THIS NOTE. The liability of each Borrower executing this Note shall be that of co-maker and not that of an endorser, guarantor or accommodation party and shall be joint and several. The separate property of any married person executing this Note shall be liable for the indebtedness evidenced hereby.

SPECIFIC WAIVERS OF EACH BORROWER. The indebtedness of each Borrower is independent of the indebtedness of all other Borrowers. Each Borrower expressly waives any right to require Lender to proceed against any other Borrower, to proceed against or exhaust any collateral, to pursue any remedy Lender may have at any time, and the benefit of any statute of limitations affecting its liability under this Note or any other loan document. Each Borrower waives any and all defenses by reason of (a) any disability or other defense of any other Borrower with respect to the indebtedness owed to Lender, (b) the termination for any reason whatsoever of the liability of any other Borrower, (c) any act or omission of Lender that directly or indirectly results in or aids the discharge or release of any other Borrower, any guarantor, or any security provided by any Borrower or guarantor, (d) the failure by Lender to perfect any security interest or lien on any collateral, and (e) an election of remedies by the Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for this Note, has destroyed the Borrower's rights of subrogation, contribution, reimbursement, indemnity, set off, or other recourse against another Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

Each Borrower agrees that Lender may at any time, without notice, release all or any part of the security for this Note (including all or any part of the premises covered by the referenced mortgage or deed of trust), grant extensions, change terms of payment, deferments, renewals or reamortizations of any part of the debt evidenced by this Note, and release from personal liability any one or more of the parties who are or may become liable for this debt; all without affecting the personal liability of any other party. The Borrower and endorsers of this Note also severally waive any and all other defense or right of offset against the holder hereof. No Borrower shall have any right of subrogation, contribution, reimbursement, indemnity, set off, or other recourse and waives the benefit of, or any right to participate in, any collateral until such time as all of the obligations owed by Borrower to Lender under this Note shall have been paid in full. Each Borrower, to the extent it may lawfully do so, waives any defense under California anti-deficiency statutes, or comparable provisions of the laws of any other state to the recovery of a deficiency after a foreclosure sale of such property.

Each Borrower represents and warrants to Lender that it has established adequate means of obtaining from each other Borrower, on a continuing basis, information pertaining to the businesses, operations and conditions (financial or otherwise) of each other Borrower and its properties, and each Borrower now is and will be familiar with the businesses, operations and conditions (financial or otherwise) of each other Borrower and its properties. Each Borrower waives and relinquishes any duty on the part of Lender (if such duty exists) to disclose to any Borrower any matter, fact or thing related to the businesses, operations, or conditions (financial or otherwise) of any other Borrower or its properties. Without limiting the generality of the foregoing, each Borrower waives any defenses or rights arising under or of the kind described in California Civil Code sections 2795, 2808, 2809, 2810, 2815, 2819 through 2825 (inclusive), 2832, 2839, and
2845 through 2850 (inclusive) and similar laws in other jurisdictions.

UNIFORM SECURED NOTE. This Note is a uniform instrument with limited variations in some jurisdictions. In addition to the protections given to Lender under this Note, the Security Instrument securing this Note protects Lender from possible losses which might result if Borrower does not keep the promises made in this Note. That Security Instrument describes how and under what conditions Borrower may be required to make immediate payment in full of all amounts owed under this Note. One of those conditions relates to any transfer of the property covered by the deed of trust, which provides as follows:

               10. (a) In the event the herein-described Property, or any part thereof, or any interest therein, is sold, agreed to be sold, conveyed, alienated or further encumbered or transferred, including any water transfer as defined in subsection (b) below, by Trustor, or by operation of law or otherwise, without Beneficiary's prior written consent, all Indebtedness, irrespective of the maturity dates, at the option of the holder hereof, and without demand or notice, shall immediately become due and payable. Failure to exercise such option shall not constitute a waiver of the right to exercise this option in the event of subsequent sale, agreement to sell, conveyance or alienation.

                  (b) A water transfer is any transfer, assignment, sale, agreement to sell, conveyance, exchange, gift, encumbrance, pledge, hypothecation, alienation, grant of option to purchase, or other disposition of, directly, indirectly or in trust, voluntarily or involuntarily, by operation of law or otherwise, or the entry into a binding agreement to do any of the foregoing with respect to all or any part of any existing or hereafter created or acquired Water Assets.

The representatives of Lender are not authorized to make any oral agreements or assurances. Do not sign this Note if you believe that there are any agreements or understandings between you and Lender that are not set forth in writing in this Note or the other loan documents.

BY SIGNING, BORROWER ACKNOWLEDGES THAT BORROWER HAS READ AND AGREES TO THE TERMS OF THIS NOTE, INCLUDING THE STANDARD CONDITIONS, AND HAS RECEIVED A COMPLETED COPY OF THIS NOTE AND THE RELATED MORTGAGE, DEED OF TRUST OR OTHER SECURITY DOCUMENTS WITH ALL APPLICABLE BLANKS FILLED IN PRIOR TO OR AS A PART OF THE CONSUMMATION OF THIS TRANSACTION.



This Note is secured by personal property liens and by a deed of trust dated April 8, 1998 to be recorded in the official records of Sonoma County, State of California.





Ravenswood Winery, Inc.



By:  /s/ W. REED FOSTER
    -----------------------------------------------
    W. Reed Foster, Chairman Of The Board


By: /s/ JOEL E. PETERSON
    -----------------------------------------------
    Joel E. Peterson, President





INDORSEMENT - The within Note is hereby indorsed by the payee named in the body of said Note as if the name of the payee were actually executed under the indorsement.

PAY TO THE ORDER OF WESTERN FARM CREDIT BANK, Sacramento, California.

                       INTEREST RATE DISCLOSURE STATEMENT

DATE: April 08, 1998     LOAN/CUSTOMER NO.: 0425985800      LOAN NO.:___________

From LENDER:      Pacific Coast Farm Credit Services, ACA

         Address: P. 0. Box 949, Petaluma, CA 94952

To BORROWER(s):   Ravenswood Winery, Inc.

The following disclosure is made by Pacific Coast Farm Credit Services, ACA (hereinafter "Lender") in accordance with Section 4.13(a) of the Farm Credit Act of 1971, as amended, 12 U.S.C. Section 2199. This loan is not subject to the Truth-in-Lending Act, 15 U.S.C. Sections 1601 et seq.; the effective interest rate described herein should not be interpreted as the equivalent of the annual percentage rate under Truth-in-Lending standards.

-----------------------------------   ------------------------------------------
       STATED INTEREST RATE                    EFFECTIVE INTEREST RATE
  The rate of interest currently       The stated rate of interest adjusted to
     applicable to your loan*          take into account the purchase of stock
                                         and loan origination charges, if any
              7.60%
                                                        7.80%
-----------------------------------   ------------------------------------------

*Except for the stock portion of your loan which is held in a separate variable rate account (Loan "9" on your Member Summary) and is at n/a%. (This applies to certain ACAs/PCAs only.)

REPRESENTATIVE EXAMPLE: The effective interest rate set forth above is based on stock or participation certificates of $1,000.00 and loan origination charges of $ 20,000.00. The effective interest rate is the interest rate applicable to a loan which takes into consideration the amount of any stock or participation certificates which the borrower must purchase pursuant to bylaw, policy or regulation in order to obtain the loan, and any loan origination charges. It is an estimate at a point in time, and over the life of the loan may be affected by such factors as changes in loan provisions, method of stock retirement, the amount of stock or participation certificates required, the timing of repayment or change in the stated rate. For example, if the stated interest rate and the loan origination charges for this loan were the same as set forth above, but the amount of stock or participation certificates required to be held is increased by 1.0%, the effective interest rate would be 7.88%.

LOAN OPTIONS: Lender offers the following types of loans:

( ) Short and Intermediate-term Loans: Loans for production, operational or harvest needs, with a maturity of one year or less; loans for capital purposes with a maturity up to seven years; and subject to special eligibility requirements, Special 10-year IT or 15-year Aquatic loans.

( ) Long-term Loans: Loans with maturities from five to forty years, secured by a first lien on eligible real property, to an eligible agricultural borrower, and subject to certain eligibility requirements and loan purpose restrictions, loans to processing and marketing facilities, farm-related businesses, or rural residents.

(x) Short, Intermediate and Long-term Loans: Loans for production, operational or harvest needs or for capital purposes with maturities not more than ten years (fifteen years for Aquatic loans); loans from ten to forty years, secured by a first lien on eligible real property, to an eligible agricultural borrower, and subject to certain eligibility requirements and loan purpose restrictions, loans to processing and marketing facilities, farm-related businesses, or rural residents.

STOCK REQUIREMENT: Applicant was previously provided with information concerning stock investment with this Farm Credit System institution. Such information included disclosure of the at-risk nature of the investment, namely, that except with respect to eligible borrower stock under Section 4.9A of the Farm Credit Act of 1971, as amended, stock that is purchased in this institution is at-risk.

THE LOAN DOCUMENTS CONTAIN SPECIFIC INFORMATION REGARDING THE TERMS AND CONDITIONS OF YOUR LOAN. IF YOU HAVE ANY QUESTIONS CONCERNING THE INFORMATION CONTAINED IN THIS STATEMENT, PLEASE CONTACT YOUR LOAN OFFICER.

TYPE OF RATE:

(x) This is a VARIABLE RATE LOAN. During the term of the loan, the stated rate of interest is subject to change:

         ( ) Every 6 months, 1, 3, 5, 7, 10, 15 or 20 year(s) ("Repricing Periods" which period Borrower selects) and by any amount. You may change to a different Repricing Period, offered by Lender under its Repricing Mortgage plan at that time, at any Change Date (date that the interest rate can change), without incurring a penalty.

         ( ) Every [( ) 5 years] or [( ) 10 years] and by any amount. You will be notified at least 45 days in advance of a change in the interest rate.

         (x) At any time and by any amount. You will be notified of changes in the interest rate within the then applicable laws.

                  Exception: Commercial Fixed Interest Rate Repricing: Should a qualified borrower be approved to have interest accrue on this loan at a fixed rate under the Lender's Fixed Rate Pricing Program, the principal amount and the rate will be fixed as stated for the duration set forth in your conversion agreement, confirmation notice, or similar documents which will also disclose the new interest rate and the effective date.

         Lender has a differential interest rate program. Borrower's assignment to the rate group for these loans are based upon an evaluation of a combination of factors including Borrower's credit quality, quality of the collateral and costs of servicing the loan.

         In adjusting variable rate loans, certain standard factors are considered including changes in costs of funds, operating expenses, earnings requirements to meet certain capital objectives, credit risk factors and the competitive environment. These standard factors may change during the term of the loan.

( ) This is an ADJUSTABLE RATE LOAN. The stated rate of interest is subject to change during the life of the loan. The interest rate on the loan may be changed every ____ months (adjustment period).

                  Periodic Adjustment Cap. The rate may not increase or decrease more than ____% at each adjustment period. Lifetime Cap/Floor. Over the life of the loan the rate may not increase or decrease more than ____% over/under the initial interest rate.

         The new rate for this loan will be calculated as follows: 45 days prior to the loan's Change Date (the day the interest rate can change), Lender adds the Notes margin to the index and applies the above Periodic Adjustment and Lifetime Cap/Floor.

( ) This is a FIXED INTEREST RATE LOAN. The stated rate of interest on the full amount of the loan is not subject to change during the life of the loan.

( ) This is a PRIME RATE LOAN. The stated rate of interest is subject to change during the life of the loan at any time the prime rate as published in the Wall Street Journal is increased or decreased and by any amount said prime rate increases or decreases ( ) plus ( ) minus ____ percent per annum above/below prime. On any installment promissory note transaction, the loan's may increase or decrease each year.

( ) This is a LIBOR RATE LOAN. The stated rate of interest is subject to change during the life of the loan each mouth that the LIBOR rate as published in the Wall Street Journal is increased or decreased and by any amount said LIBOR rate increases or decreases ( ) plus ( ) minus ____ percent per annum ("margin") above/below said LIBOR rate. On any installment promissory note transaction, the loan's margin may increase or decrease each year.

If you have questions about the interest rate charged for your loan, you have the right to request a review of the loan to determine that the proper interest rate has been assigned, and you are entitled to a written explanation of the basis for the interest rate charged and how the Borrower's status may be improved to receive a lower rate. 12 U.S.C. Section 2199.

BORROWER RIGHTS: This loan is subject to the borrower rights generally described below and more fully as set forth in the Farm Credit Act of 1971, as amended, 12 U.S.C. Section 2199, et. seq.:

         Access to Documents (Section 2200). At loan closing, Borrower (or Borrower's agent, if applicable) shall receive copies of loan documents signed by Borrower. Upon request thereafter, Borrower is entitled to:
         (1) copies of all documents signed or delivered to Borrower; and (2) copies of Lender's charter and bylaws.

         Notice of Action on Application  (Section  2201).  Lender shall provide
         prompt  written  notice  of  action  taken  on  loan  and   restructure
         applications.

         Credit Review Committee/Restructuring Loans (Sections 2202 and 2202a-c). Borrower is entitled to the right to seek restructuring of certain distressed loans and a right to a review of certain adverse decisions by a Credit Review Committee all as more fully set forth in Lender's Distressed Loan Restructuring Policy, which policy is available upon request.

         Miscellaneous (Sections 2202d, e). If Borrower has made all accrued payments of principal, interest and penalties, Lender may not foreclose because Borrower has failed to post additional collateral. Lender may not require a reduction in outstanding principal balance which exceeds regularly scheduled principal installment except in certain circumstances. If Borrower pays all accrued payments, including penalties, Lender may not accelerate loan based solely on Borrower's untimely payments. Lender may not require a Borrower who has pledged agricultural property to waive any state mediation rights.

         Right of First Refusal (Section 2219a). When the Lender first elects to sell or lease agricultural real property acquired by Lender which was previously owned by Borrower, the Lender must first notify the Borrower of his/her right to purchase or lease the property as set forth in the Act.

                             LOAN FUNDING STATEMENT


Billing Name: Ravenswood Winery, Inc.
Loan Number: 0425986600
Escrow No.: 172471CF

Total Amount of Loan .............................................. $835,000.00

Loan Fee                                                $20,000.00
Appraisal Fee                                            $5,000.00
Less: Prepaid Fees                                           $0.00

Total Closing Costs ............................................... ($25,000.00)

Funds for preliminary costs associated with new
  production facility                                              ($805,000.00)
                                                                    ------------

Total loan proceeds to be funded ...................................   $5,000.00



Ravenswood Winery, Inc.


By: _______________________________________________
    W. Reed Foster, Chairman of the Board



By: _______________________________________________
    Joel E. Peterson, President